SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Sec. 13 or 15(d) of the Securities
                              Exchange Act of 1934



       Date of Report (Date of earliest event reported) : December 26, 2001


       STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust
          Agreement, dated as of April 1, 2001 providing for the issuance of Structured Asset Securities Corporation Pass-through Certificates, Series 2001-7A)


                    STRUCTURED ASSET SECURITIES CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                  333-35026-14               74-2440850
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                                200 Vesey Street
                               New York, NY 10285
                    (Address of principal executive offices)


Registrant's telephone number, including area code : (212) 526-7000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's Structured Asset Securities Corporation Pass-through Certificates, Series 2001-7A (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Trust Agreement, dated as of April 1, 2001 among Structured Asset Securities Corporation, as depositor, Aurora Loan Services Inc., as master servicer, and The Chase Manhattan Bank, as trustee. On December 26,2001 distributions were made to the Certificateholders.

     Specific information with respect to the distributions is filed as Exhibit
99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on December 26, 2001 is filed as
               Exhibit 99.1 hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    THE CHASE MANHATTAN BANK, not in its
                                    individual capacity but solely as Trustee
                                     under the Agreement referred to herein


Date: January 2, 2002            By:  /s/ Karen Schluter

                                        Karen Schluter
                                        Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         December 26, 2001

                                  Exhibit 99.1

             Monthly Certificateholder Statement on December 26, 2001

                                       -5-

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             STRUCTURED ASSET SECURITIES CORP.MORTGAGE PASS-THROUGH CERTIFICATES 2001-7A
                              STATEMENT TO CERTIFICATEHOLDERS
                                     December 26, 2001


-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                               Ending
                Face       Principal                                                     Realized   Deferred       Principal
Class          Value       Balance           Principal        Interest       Total         Losses    Interest       Balance
-----------------------------------------------------------------------------------------------------------------------------------
A1       151,536,000.00   118,604,361.91      8,878,313.61     543,603.33     9,421,916.94    0.00      0.00      109,726,048.30
A2        61,427,000.00    61,427,000.00              0.00     307,135.00       307,135.00    0.00      0.00       61,427,000.00
A3       100,000,000.00    84,538,341.85      4,168,436.74     422,691.71     4,591,128.45    0.00      0.00       80,369,905.11
A6           141,880.00       140,816.51         26,882.73           0.00        26,882.73    0.00      0.00          113,933.78
B1         7,454,000.00     7,435,501.55          2,680.91      37,177.51        39,858.42    0.00      0.00        7,432,820.64
B2         3,313,000.00     3,304,778.19          1,191.55      16,523.89        17,715.44    0.00      0.00        3,303,586.64
B3         2,484,000.00     2,477,835.50            893.40      12,389.18        13,282.58    0.00      0.00        2,476,942.10
B4         2,319,000.00     2,313,244.97            834.05      11,566.22        12,400.27    0.00      0.00        2,312,410.92
B5         1,325,000.00     1,321,711.76            476.55       6,608.56         7,085.11    0.00      0.00        1,321,235.21
B6         1,328,753.00     1,325,455.75            477.90       6,627.28         7,105.18    0.00      0.00        1,324,977.85
R                100.00             0.00              0.00           0.00             0.00    0.00      0.00                0.00
TOTALS   331,328,733.00   282,889,047.99     13,080,187.44   1,364,322.68    14,444,510.12    0.00      0.00      269,808,860.55

A4        12,628,000.00     9,883,696.83              0.00      49,418.48        49,418.48    0.00      0.00        9,143,837.36
A5        77,762,399.37             0.00              0.00     319,991.55       319,991.55    0.00      0.00                0.00
-----------------------------------------------------------------------------------------------------------------------------------

Factor Information Per $1,000 of Original Face                                                                  Pass-through Rates
-----------------------------------------------------------------------------------------------------------     --------------------
                                                                                                                         Current
                           Beginning                                                            Ending          Class   Pass-thru
Class       cusip          Principal        Principal         Interest         Total           Principal                 Rate (%)
-------------------------------------------------------------------------------------------------------------   -------------------
A1        86358RAA5       782.68109169     58.58880801     3.58728837     62.17609637          724.09228368      A1  5.500000 %
A2        86358RAB3     1,000.00000000      0.00000000     5.00000000      5.00000000        1,000.00000000      A2  6.000000 %
A3        86358RAC1       845.38341850     41.68436740     4.22691710     45.91128450          803.69905110      A3  6.000000 %
A6        86358RAF4       992.50429941    189.47511982     0.00000000    189.47511982          803.02917959      A6  0.000000 %
B1        86358RAG2       997.51831902      0.35966058     4.98759190      5.34725248          997.15865844      B1  6.000000 %
B2        86358RAH0       997.51831874      0.35965892     4.98759131      5.34725023          997.15865982      B2  6.000000 %
B3        86358RAJ6       997.51831723      0.35966184     4.98759259      5.34725443          997.15865539      B3  6.000000 %
B4                        997.51831393      0.35965934     4.98758948      5.34724881          997.15865459      B4  6.000000 %
B5                        997.51830943      0.35966038     4.98759245      5.34725283          997.15864906      B5  6.000000 %
B6                        997.51853806      0.35966052     4.98759363      5.34725415          997.15887753      B6  6.000000 %
R         86358RAK3         0.00000000      0.00000000     0.00000000      0.00000000            0.00000000      R   6.000000 %
TOTALS                    853.80173771     39.47797501     4.11773126     43.59570626          814.32376271

A4        86358RAD9       782.68109202      0.00000000     3.91340513      3.91340513          724.09228381      A4  6.000000 %
A5        86358RAE7          .00000000      0.00000000     4.11499070      4.11499070            0.00000000      A5  6.000000 %
------------------------------------------------------------------------------------------------------------   -------------------

                                       -6-
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             STRUCTURED ASSET SECURITIES CORP.MORTGAGE PASS-THROUGH CERTIFICATES 2001-7A
                              STATEMENT TO CERTIFICATEHOLDERS
                                     December 26, 2001

-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
                 Original         Beginning                                                                            Ending
                   Face           Principal                                                   Realized   Deferred      Principal
Class             Value           Balance       Principal        Interest       Total          Losses    Interest      Balance
-----------------------------------------------------------------------------------------------------------------------------------
LTA1    151,536,000.00     118,604,361.91   8,878,313.61      543,603.33    9,421,916.94        0.00       0.00      109,726,048.30
LTA2     61,427,000.00      61,427,000.00           0.00      307,135.00      307,135.00        0.00       0.00       61,427,000.00
LTA3    100,000,000.00      84,538,341.85   4,168,436.74      422,691.71    4,591,128.45        0.00       0.00       80,369,905.11
LTAR            100.00               0.00           0.00            0.00            0.00        0.00       0.00                0.00
LTB      18,223,753.12      18,178,527.87       6,554.36       90,892.64       97,447.00        0.00       0.00       18,171,973.51
LTR               0.00               0.00           0.00            0.00            0.00        0.00       0.00                0.00
TOTALS  331,186,853.12     282,748,231.63  13,053,304.71    1,364,322.68   14,417,627.39        0.00       0.00      269,694,926.92

LTA4              0.00               0.00           0.00            0.00            0.00        0.00       0.00                0.00
LTA5              0.00               0.00           0.00      319,991.55      319,991.55        0.00       0.00                0.00
LTA6        141,880.00         140,816.51           0.00            0.00            0.00        0.00       0.00          113,933.78
-----------------------------------------------------------------------------------------------------------------------------------


Factor Information Per $1,000 of Original Face                                                                  Pass-through Rates
-----------------------------------------------------------------------------------------------------------     --------------------
                                                                                                                          Current
                    Beginning                                                        Ending                      Class   Pass-thru
Class     cusip     Principal     Principal         Interest         Total        Principal                               Rate (%)
-------------------------------------------------------------------------------------------------------------   -------------------
LTA1                782.68109169   58.58880801   3.58728837   62.17609637          724.09228368                 LTA1      5.500000 %
LTA2              1,000.00000000    0.00000000   5.00000000    5.00000000        1,000.00000000                 LTA2      6.000000 %
LTA3                845.38341850   41.68436740   4.22691710   45.91128450          803.69905110                 LTA3      6.000000 %
LTAR                  0.00000000    0.00000000   0.00000000    0.00000000            0.00000000                 LTAR      0.000000 %
LTB                 997.51833502    0.35966027   4.98759171    5.34725198          997.15867474                 LTB       6.000000 %
TOTALS              853.74231787   39.41371642   4.11949529   43.53321170          814.32860145

LTA6                992.50429941    0.00000000   0.00000000    0.00000000          803.02917959                 LTA6      0.000000 %

-------------------------------------------------------------------------------------------------------------   -------------------
                                                -7-
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             STRUCTURED ASSET SECURITIES CORP.MORTGAGE PASS-THROUGH CERTIFICATES 2001-7A
                                     December 26, 2001


Beginning Class A5 Balance                                                                              63,998,310.44
Approximate Class A5 Ending Balance                                                                     61,551,929.80
A5 Factor                                                                                               0.7915384595

Sec. 4.03(i)    Scheduled Principal Amounts                                                                    101,946.26

Sec. 4.03(i)    Unscheduled Principal Amounts                                                               12,978,241.18

Sec. 4.03(iv)   Aggregate Advances                                                                                   0.00

Sec. 4.03(v)    Ending Principal Balance                                                                   269,808,860.42

Sec. 4.03(vii)  Current Period Realized Losses                                                                       0.00

                Bankruptcy Losses                                                                                    0.00
                Fraud Losses                                                                                         0.00
                Special Hazard Losses                                                                                0.00

                Bankruptcy Loss Amount                                                                         100,000.00
                Fraud Loss Amount                                                                            6,626,575.00
                Special Hazard Loss Amount                                                                   2,828,890.48

                Servicing Fees                                                                                  88,402.96
                Sub-Servicing Fees (includes Retained Interest)                                                  2,660.04
                Trustee Fees                                                                                       942.96

Sec. 4.03(ix)   Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency

                Group Totals
                ----------------------
                Category      Number    Principal Balance   Percentage
                1 Month         3            1,822,692.69        0.68 %
                2 Month         1            1,500,000.00        0.56 %
                3 Month         2            2,652,256.13        0.98 %
                 Total          6            5,974,948.82        2.22 %

                Number and Aggregage Principal Amounts of Mortgage Loans in Foreclosure

                Group Totals
                ----------------------
                 Number    Principal Balance   Percentage
                   2          1,078,800.00         0.40 %



Sec. 4.03(x)    Number and Aggregage Principal Amounts of REO Loans

                Group Totals
                ----------------------
                Number    Principal Balance   Percentage
                   0                0.00        0.00%


                                       -8-
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             STRUCTURED ASSET SECURITIES CORP.MORTGAGE PASS-THROUGH CERTIFICATES 2001-7A
                                       December 26, 2001


Sec.4.03(viii)  Aggregate Outstanding Interest Shortfalls

                Class a1 shortfall               0.00
                Class a2 shortfall               0.00
                Class a3 shortfall               0.00
                Class a4 shortfall               0.00
                Class a5 shortfall               0.00
                Class b1 shortfall               0.00
                Class b2 shortfall               0.00
                Class b3 shortfall               0.00
                Class b4 shortfall               0.00
                Class b5 shortfall               0.00
                Class b6 shortfall               0.00
                Class r shortfall                0.00


Sec.4.03(viv)      Aggregate Outstanding Prepayment Interest Shortfalls

                Class a1 shortfall               0.00
                Class a2 shortfall               0.00
                Class a3 shortfall               0.00
                Class a4 shortfall               0.00
                Class a5 shortfall               0.00
                Class b1 shortfall               0.00
                Class b2 shortfall               0.00
                Class b3 shortfall               0.00
                Class b4 shortfall               0.00
                Class b5 shortfall               0.00
                Class b6 shortfall               0.00
                Class r shortfall                0.00

If there are any questions or comments, please contact the Relationship Manager listed below.

                     ---------------------------------------
                                 Karen Schluter
                  JPMorgan Chase Bank  - Structured Finance Services
                           450 WEST 33RD STREET, 14th Floor
                            NEW YORK, NEW YORK 10001
                                 (212) 946-3232
                         email:karen.schluter@chase.com
                     ---------------------------------------



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